unigene

Applied Peptelligence

Ticker: UGNE.OB

www.unigene.com


A leader in the design, delivery, manufacture and development of
PEPTIDE-BASED THERAPEUTICS

Investor Meetings

January 2011

Safe Harbor Statement

Safe Harbor statements under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are based upon Unigene Laboratories, Inc.'s management's current expectations, estimates, beliefs, assumptions, and projections about Unigene's business and industry. Words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "potential," "continue," and variations of these words (or negatives of these words) or similar expressions, are intended to identify forward-looking statements. In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Therefore, our actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various risk factors. These risks and uncertainties include the risks associated with the effect of changing economic conditions, trends in the products markets, variations in Unigene's cash flow, market acceptance risks, technical development risks and other risk factors detailed in Unigene's Securities and Exchange Commission filings.

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Primed to Realize Enormous Potential

25+ years of expertise in the design, drug delivery, manufacture and development of therapeutic peptides

- Proprietary technologies targeting oral drug delivery and commercial scale manufacture
- Rich in-house pipeline of novel peptide drug development candidates targeting medically important metabolic and inflammatory diseases
- Compelling strategy and realigned organization focused on exploiting the full potential of the Company's "Peptelligence™" platform
- Building a diversified portfolio of high-potential co-development and commercialization partnerships

2010 - A Transitional Year

- Q1 2010 - Victory Park Capital debt restructuring rescues Unigene from underperformance and financial distress
  - extends runway to effect necessary management change
- Q2 2010 - Appointed experienced biopharma CEO to effect turnaround and exploit unfulfilled potential
- Q3 2010 - Comprehensive business audit and SWOT analysis results in compelling new strategy and organizational realignment
- Q4 2010 - New strategy implementation initiated
  - new high-performance management team in place
  - business development function and corporate-wide customer/partner focus
  - transition validated via multi-million dollar milestone transaction with GSK

Therapeutic Peptides are Medically Important and Growing Rapidly

50+ Peptide-based Therapeutics Approved



First approval year, any country
First US approval year
50
45
40
35
30
25
20
15
10
5
0
47
25

Source: Reichert, J., Ph.D. (April 2010). *Update on development trends for peptide therapeutics.* Powerpoint presentation given at TIDES conference, Boston, MA.

*Withdrawn products not included

130+ Active Peptide Programs

Study of 334 development-stage peptides



Development
132 (39.5%)
Discontinued
145 (43.4%)
Approved
51 (15.3%)
Withdrawn
6 (1.8%)

- Increasing levels of peptide R&D over 30 years
- Increasing number of peptide-based NCE's
- Increasing diversity of therapeutic areas

Source: Reichert, J., Ph.D. (April 2010). *Update on development trends for peptide therapeutics.* Powerpoint presentation given at TIDES conference, Boston, MA.


Unigene
Unigene Therapeutics
Unigene Biotechnologies
Pipeline of Novel Peptides
Rational Design
Lead Optimization
Preclinical Models
Toxicology
IND Filing
Phase 1
Phase 2
Phase 3
NDA
Commercialization
In-licensing
Satiety Peptides
Annexin Analogs
Proof-of-Concept
Oral PTH – GSK
Oral Calcitonin – Tarsa
Partner/Out-license
Fortical® – Upsher-Smith
Therapeutic Focus on Metabolic & Inflammatory Diseases
Portfolio of Proprietary Peptide Partnerships
Self Financing
Feasibility & Formulation
Peptelligence™
Drug Delivery
Production Processes
Clinical Trial Supply
Amidation
Other
Unigene's Suite of Proprietary Peptide Technologies
Milestones & Royalties
Oral Calcitonin – Novartis
Peptides Requiring Non-Injectable Delivery or Large-Scale Expression

Unigene

Unigene Therapeutics

Pipeline of Novel Peptides

- Rational Design
- Lead Optimization
- Preclinical Models
- Toxicology
- IND Filing
- Phase 1
- Phase 2
- Phase 3
- NDA
- Commercialization

In-licensing

Satiety Peptides
Annexin Analogs

Proof-of-Concept

Oral PTH – GSK

Oral Calcitonin – Tarsa

Partner/Out-license

Fortical® – Upsher-Smith

Multiple shots on goal with potential for high return

Unigene Biotechnologies

Portfolio of Proprietary Peptide Partnerships

Self Financing

Feasibility & Formulation

Peptelligence™

- Drug Delivery
- Production Processes
- Clinical Trial Supply
- Amidation
- Other

Unigene's Suite of Proprietary Peptide Technologies

Milestones & Royalties
Oral Calcitonin – Novartis

Near Term Cash from Service Fees
Longer Term Milestones/Royalties

Unigene Biotechnologies



Therapeutic Peptides Have Major Unmet Challenges

Oral Drug Delivery

Although oral delivery is preferred for chronic indications

- most approved therapeutic peptides require injection (e.g., insulin, exenatide, liraglutide, enfuvertide, and teriparatide)
- no natural peptide has yet been approved for oral delivery
- oral delivery hampered by food effects, peptide degradation and low absorption and in the GI tract

cGMP Manufacturing

Larger peptides (30+ amino acids) are more difficult and costly to produce via synthetic production methods

- resulting in lower yields, higher impurity profiles and serious environmental concerns (e.g., the use of organic solvents and toxic chemicals)

We Can Overcome These Hurdles

Unigene will be a "technology venture capitalist" investing its proprietary technology into as many therapeutic peptides as possible

- 25+ years of pioneering research and proprietary know-how have created a true core competence and multiple competitive advantages
- Extensive patent portfolio covering oral, nasal and other non-injectable dosage forms, as well as high-yield recombinant commercial scale production methods
- Proven peptide R&D, drug formulation, manufacturing process development, clinical trial capabilities and regulatory expertise enables Unigene to customize solutions for specific peptides

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Unigene's Proprietary Oral Drug Delivery Technology Leads the Industry

1. Enteric coating prevents capsule from opening in stomach at low pH
2. Enteric coat dissolves at neutral pH in the small intestine
3. Protease inhibitor, permeability enhancers and peptide released
4. Peptide absorbed across intestinal wall via paracellular transport



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Unigene's Oral Formulations Have Significant Competitive Advantages

Leading competitor's calcitonin formulation requires 4x as much peptide to obtain a comparable biologic response in post menopausal women



Leading Competitor 800 µg sCT *
Unigene 200 µg sCT
CTx (percent baseline)
140
120
100
80
60
40
20
0
5
10
15
20
25
Hours Post Dosing

Measured by the reduction in the blood marker CTx-1

- ✓ Increased bioavailability
- ✓ Lower cost of goods
- ✓ Reduced toxicity risk

* J Clin Pharm OnlineFirst, published on July 21, 2010 as doi:10.1177/0091270010372625
‡ Unigene Phase 2 clinical trial data on file

Commercial Scale Recombinant Expression of Therapeutic Peptides

Proprietary Production Methods

- Patented recombinant bacterial expression
- Peptide secretion avoids lysis/cleavage
- Enzymatic amidation activates peptide precursors



Competitive Advantages

- ✓ Robust recombinant yield and high purity
- ✓ Excellent scalability
- ✓ Very efficient
- ✓ Cost-effective
- ✓ Potential for regulatory exclusivity

unigene

Pharma Partnerships Validate Our Peptide Manufacturing Leadership

- Novartis and Nordic Biosciences completing three Ph3 trials of oral calcitonin for osteoporosis and osteoarthritis using Unigene's manufacturing technology

Novartis Manufacturing Licensing Agreement

Unigene eligible to receive $18+ million in milestone payments

Attractive royalties on Novartis' calcitonin-based product sales

- Further endorsed by recent multi-million dollar milestone partnership with GSK for oral-PTH

Registered Product and Facility Validate Approval and Compliance

- Fortical®, nasal calcitonin for the treatment of postmenopausal osteoporosis
  - market leader in highly substitutable nasal calcitonin market segment
  - FDA approval and launch in 2005
- Unigene currently receives manufacturing revenues and royalties from U.S. distributor
- Demonstrates Unigene's commercial scale cGMP manufacturing compliance



Fortical®
2200 IU/mL

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State-of-the-Art Production Facility







- 32,000 sq. ft. state-of-the-art cGMP multiple product manufacturing facility
- Capacity to produce multi-kilogram quantities of recombinant peptide and protein products for clinical and commercial use
- Full supporting regulatory documentation and recent FDA inspection with no 483s
- Separate microbial and mammalian recombinant production suites
- Final production suite for liquid fills
- Release and stability testing on in-process and finished product

unigene

Unigene Therapeutics



Advanced Pipeline Focused on Metabolic & Inflammatory Diseases


Preclinical
Phase 1
Phase 2
Phase 3
Marketed
Partnership
Fortical®
UPSHER-SMITH
Oral Calcitonin
TARSA
Oral PTH
gsk
Satiety Peptides
Anti-inflammatory Peptides
High-Value Potential Partnering Opportunities

Unigene's Oral Calcitonin Licensed to Tarsa - NDA Filing in 2011

- Potential to be the first oral calcitonin product to market
- Ph3 trial for osteoporosis to be completed in Q1 2011
- Top-line Ph3 results expected in Q2 2011
- U.S. registration filing expected in H2 2011
- Partnership anticipated

Unigene Owns 25% of Tarsa

Unigene eligible to receive sales-related milestone payments

Unigene eligible to receive royalties on worldwide sales

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Partnership with GSK for Oral PTH Program Entering Ph2 in Q1 2011

- GSK/Unigene co-development of oral recombinant parathyroid hormone (PTH) to treat osteoporosis further validates Unigene's oral peptide drug delivery and manufacturing technology
- Potential to be first oral PTH to market
- Ph2 enrollment expected to complete in first half of 2011
- Ph2 results anticipated before year end 2011

GSK has licensed exclusive worldwide rights to oral PTH

Unigene received $4MM to execute Ph2 study

Unigene to receive $4MM upon completion of patient enrollment

Unigene eligible for up to $142MM in additional milestone payments

Tiered low "double-digit" royalties

Promising Early-Stage Satiety Program

- 100+ million U.S. adults will be considered obese by 2018
  - obesity-related direct expenditures forecast to account for $300+ billion in (>21% of the nation's direct health care spending)
- Lead compound, UGP281, potent anorexigenic peptide
  - demonstrated substantial decreases in food consumption and weight in multiple *in vivo* preclinical models
  - better preclinical efficacy compared to other anorexigenic peptides currently in clinical trials
  - will incorporate Unigene's proprietary recombinant manufacturing and oral delivery technologies with excellent safety/performance track-record
- Goal is to demonstrate clinical proof of concept and then partner
  - both for human therapeutic use and companion animal obesity

Source: United Health Foundation, the American Public Health Association and Partnership for Prevention. (November 2009). *The Future Costs of Obesity: National and State Estimates of the Impact of Obesity on Direct Health Care Expenses.*

Experienced Management Team

Ashleigh Palmer President and CEO	25+ years general management experience; Ikaria/INO Therapeutics, Ohmeda, Critical Biologics Corp, Creative BioVentures™ Corp
Alex Martin VP, Business Development and Head of Comm Ops	20+ years commercial experience; Affectis, Intercept, Novartis, SmithKline Beecham
Gregory T. Mayes, Esq. VP, Corporate Development and General Counsel	12 years of biopharma legal experience; ImClone, AstraZeneca, Morgan Lewis LLP
Nozer Mehta, Ph.D. VP, Biological Research and Development	33 years R&D experience; 28 years with Unigene, Research Asst. Prof. University of Nebraska, Lincoln
Paul Shields, Ph.D. VP, Manufacturing Operations	21 years manufacturing and operations experience with Unigene
William Steinhauer, CPA VP of Finance	30+ years financial management experience; 20+ years with Unigene, Refac Technology
Roxanne Tavakkol VP, Global Regulatory Affairs	20+ years regulatory experience; The Medicines Company, Novartis
Jenene Thomas VP, IR and Corporate Communications	13 years IR experience ; Amicus, Aeterna Zentaris, Savient, Reliant, Pharmacia

unigene

Financial Summary

Unigene Laboratories	Ticker: UGNE.OB
Fully Diluted Shares Outstanding	172MM
Market Cap as of 1/7/11	$66.3MM
Cash position as of 9/30/10	$8.4MM
Debt as of 9/30/10	$48MM*

**Victory Park Capital holds $33MM in convertible debt due March 2013*

Strong support from Victory Park Capital

- Confidence in new strategic plan
- Can retire $33MM of Unigene's $48MM debt if fully converted
- Purchased 500K shares on open market in Q3/Q4 2010
  - a significant amount of which was above VPC conversion price
- Executed Forbearance Agreement on December 13, 2010

Strategic Intent

- Increase runway in the near-term by prudent cash conservancy and incremental revenue generation
- As resources permit, retire debt and selectively invest in the advancement of our existing core development programs and technologies
- Maximize shareholder value by exploiting the full potential of the Company's "Peptelligence™" platform

2011 Will Be Transformational
Committed to delivering results

OPPORTUNITY		POTENTIAL RESULT
Expand, exploit and leverage Peptelligence™ platform to become the peptide "partner of choice"	→	Basis for "technology venture capital" model with near-term cash from service fees plus longer-term milestone payments/royalties
Execute robust awareness campaign and business development strategy for proprietary technologies	→	Establish a viable portfolio of opportunities to ensure long-term success and maximize shareholder value
Exploit anticipated newsflow from late-stage partnered programs. (i.e. Novartis and Tarsa)	→	Further validates technology platform and potential for significant milestone payments that can retire debt
Advance Ph2 oral PTH program with GSK	→	Milestone payment extends cash runway into H2 2012 with potential for substantial additional milestone payments
Explore partnering opportunities for earlier-stage development programs	→	Strengthens strategic position and creates foundation for longer-term financial upside

unigene

2011 Anticipated News Flow

2010
Transitional year creating a "New Unigene"

2010

Q1 2011
- Commence Phase 2 oral PTH study

Q2 2011
- Tarsa to announce Phase 3 oral calcitonin results
- Complete patient enrollment for Phase 2 oral PTH study

Q3 2011
- Tarsa's expected registration filing for oral calcitonin

Q4 2011
- Top-line results for Phase 2 oral PTH study

2012
- Novartis' osteoporosis registration filing for oral calcitonin

unigene

Unigene: A Compelling Investment Opportunity

Our goal is to become a peptide powerhouse and "partner of choice"

- Therapeutic peptides are medically important and growing rapidly
- Expanding and exploiting our proprietary Peptelligence™ platform
  - superior oral drug delivery technology and commercial scale recombinant peptide manufacturing technology
  - FDA approved API production facility
  - building a robust high-value portfolio of partnered opportunities
- Clinical development, manufacturing and regulatory capabilities and expertise with proven track record
- Significant upside potential from rich pipeline of in-house peptides
- Validating partnerships with sizable near-term milestone potential

Applied Peptelligence

Ticker: UGNE.OB

www.unigene.com



welcome to the

NEW UNIGENE

A leader in the design, delivery, manufacture and development of

PEPTIDE-BASED THERAPEUTICS



Investor Meetings

January 2011